Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Furnished solely under Section 906 of
the Sarbanes-Oxley Act of 2002 and not
filed as part of the Report on Form 10-Q for
the quarterly period ended March 31, 2003.

I, Kenneth R. Posner, hereby certify that:

1)              The accompanying Report of Angelo and Maxie’s, Inc. on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934  and

2)              The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Angelo and Maxie’s, Inc.

/s/ KENNETH R. POSNER
Kenneth R. Posner
President and Chief Executive Officer
Dated: May 9, 2003

A signed original of this written statement required by Section 906 has been provided to Angelo and Maxie’s, Inc. and will be retained by Angelo and Maxie’s, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.